UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant
to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

Senomyx, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50791 (Commission File Number)	33-0843840 (I.R.S. Employer Identification No.)

4767 Nexus Centre Drive San Diego, California (Address of principal executive offices)	92121 (Zip Code)

Registrant's telephone number, including area code: (858) 646-8300

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                    Submission of Matters to a Vote of Security Holders.

Our 2018 Annual Meeting of Stockholders, or our Annual Meeting, was held on May 24, 2018. We had 48,304,277 shares of common stock outstanding and entitled to vote as of March 28, 2018, the record date for the Annual Meeting.  At the Annual Meeting, 41,201,487 shares of common stock were present in person or represented by proxy for the four proposals specified below.

At the Annual Meeting, stockholders:

(1)   elected for the ensuing year all seven of the director nominees listed below;

(2)   did not approve an amendment to the Senomyx, Inc. 2004 Employee Stock Purchase Plan to increase the maximum number of shares available for sale thereunder by 2,000,000 shares;

(3)   ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

(4)   did not approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement for the Annual Meeting.

The following sets forth detailed information regarding the final results of the voting for the Annual Meeting:

Proposal 1: Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Stephen A. Block, Esq.	11,332,796	9,941,989	19,926,702
Tom Erdmann	11,453,276	9,821,509	19,926,702
Mary Ann Gray, Ph.D.	11,371,109	9,903,676	19,926,702
John Poyhonen	11,638,470	9,636,315	19,926,702
Kent Snyder	10,172,969	11,101,816	19,926,702
Daniel E. Stebbins	11,350,004	9,924,781	19,926,702
Christopher J. Twomey	11,316,016	9,958,769	19,926,702

Proposal 2: Approval of an amendment to the Senomyx, Inc. 2004 Employee Stock Purchase Plan to increase the maximum number of shares available for sale thereunder by 2,000,000 shares.

	For	Against	Abstain	Broker Non-Votes

Votes:	9,264,421	10,713,568	1,296,796	19,926,702

Proposal 3: Ratification of selection of independent registered public accounting firm for the fiscal year ending December 31, 2018

	For	Against	Abstain	Broker Non-Votes

Votes:	39,904,208	584,724	712,555	—

Proposal 4: Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the proxy statement in accordance with SEC rules.

	For	Against	Abstain	Broker Non-Votes

Votes:	9,259,104	10,610,346	1,405,335	19,926,702

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENOMYX, INC.

	By:	/S/ CATHERINE LEE
Catherine Lee
Senior Vice President, General Counsel and Corporate Secretary

Date: May 31, 2018